November 4, 2022 Fourth Quarter Investor Presentation Associated Banc-Corp

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding.

2 Associated Banc-Corp (NYSE: ASB) is the largest bank holding company based in Wisconsin2 Franchise Profile1 Key Highlights $38B $28B $4B $29B ~4,200 202 Assets Loans Equity Deposits Employees Branches3 Commercial & Business Lending 38% Commercial Real Estate 25% Consumer 37% Corporate & Commercial Specialty 32% Community, Consumer & Business 65% Risk Mgmt & Shared Services 3% Avg. Loan Composition Avg. Deposit Composition 1 All figures as of or for the quarter ended September 30, 2022 unless otherwise noted. 2 Based on assets as of June 30, 2022. 3 Projected pro forma branch count at year end 2022 based on regulatory filings.

3 ASB Investment Thesis Strong Foundation ASB is a deep-rooted franchise built on a strong foundation with increasing momentum Growth Focused, Digital Forward Momentum Deep Roots in Strong Communities Low-Cost Deposit Franchise Effective Risk Management Disciplined Expense Management Expanding Lending & Deposit Capabilities Growing Core Businesses Investing in Digital Transformation

4 Franchise Evolution The ASB franchise is built for growth, while remaining well-positioned for an economic downturn 1 Diversified & De-Risked Loan Portfolio 2 Improved Core Funding Profile 3 Investing in Digital Transformation 4 Growing & Expanding Lending Capabilities 5 Growing & Expanding Deposit Capabilities

5 4% 0% 3Q 2016 3Q 2022 7% 1% 3Q 2008 3Q 2022 Diversified & De-Risked Loan Portfolio1 Since 2008, ASB has largely exited several high-risk portfolios while growing historically low-risk asset types 1 $9.6 $8.9 $2.2 $8.3$4.5 $10.6 $16.3 $27.8 3Q 2008 3Q 2022 Land & For-Sale Housing Loans / Total Loans Oil & Gas Loans / Total Loans Total Loan Portfolio Evolution ($ in billions) Commercial & Business Lending Residential Mortgage All Other Loans 1 All figures shown on an end of period basis unless otherwise noted. 41% 68% 3Q 2012 – 3Q 2022 C&BL (ex. Oil & Gas) 0.10% Blended 0.08%Residential Mortgage 0.06% ~23% of total NCOs during a peak loss period from 1Q 2009 through 1Q 2011 ~65% of total NCOs from 3Q 2016 through 3Q 2022 3Q 2008 – 3Q 2022 C&BL (ex. Oil & Gas) 0.47% Blended 0.30%Residential Mortgage 0.11% WAvg. Loss Rates

2 Improved Core Funding Profile

Since 2016, we've grown low-cost, granular customer deposits while reducing wholesale funding

ASB Funding Thesis

- We have nearly halved our reliance on higher-beta network and wholesale funding since the last rate cycle
- This higher-beta funding has been replaced by lower-cost, core customer deposits, helping us control interest-bearing deposit betas
- We expect to maintain wholesale funding at a level of approximately 15% of total funding over the near-term

EoP Funding Trends

($ in billions)



$25.7
$18.0
$7.8
30.2%
3Q 2016
$33.5
$28.3
$5.2
15.4%
3Q 2022
Customer Deposits
Network Deposits & Other Wholesale Funding

YTD Cumulative Int-Bearing Deposit Beta[1]



+210 bps
Avg. Fed Funds Effective Rate
~20% beta
+43 bps
ASB Avg. Interest-Bearing Deposit Costs

[1] Beta calculated as change in quarterly average yield from 4Q 2021 to 3Q 2022 vs. change in average Fed Effective Rate. Fed data derived from St. Louis FRED database.

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7 We are leveraging agile frameworks and customer feedback to more quickly deliver custom digital solutions Investing in Digital Transformation3 Launch of Associated Bank Digital AI-led Financial Wellness and Personal Insights Debit Card Controls Digital Account Opening Upgrades (Consumer) ▪ Cloud-based platform with 99.9% uptime ▪ Open architecture ▪ Improved security and self-service controls This investment is largely being funded with physical distribution cost savings ▪ Pruning our branch network by 11% vs. year end 20201 ▪ Reduced staffing levels in mortgage banking and branch management ▪ Closed and consolidated several back-office facilities 1 11% reduction based on projected pro forma branch count at year end 2022 per regulatory filings. ▪ Fast, simplified & intuitive experience ▪ Flexible platform structure ▪ More robust risk controls

4 Growing & Expanding Lending Capabilities

Our new lending initiatives have provided additional pathways to drive balanced growth

Progress Update / Balance Trends ($ in millions)

Core Commercial[1]

- We've strategically increased our total commercial and business relationship manager ranks by 33% from March 2021 to September 2022, which is driving core loan growth



$15,550
$17,201
$17,000+
$18,000+
12/31/21
9/30/22
12/31/22 Target
12/31/23 Target

New Asset-Based Lending + Equipment Finance[2]

- We've built out both our asset-based and equipment finance lending teams over the past year and have steadily grown our portfolio through 2022



$67
$270
$300+
$650
12/31/21
9/30/22
12/31/22 Target
12/31/23 Target

Auto Finance

- Our experienced auto finance team is executing a prime / super-prime growth strategy from a near-zero baseline; adding fixed-rate and less prepayment-sensitive assets to the balance sheet



$143
$1,117
$1,400
$2,450
12/31/21
9/30/22
12/31/22 Target
12/31/23 Target

[1] Includes $111 million of legacy baseline asset-based lending + equipment finance balances and excludes the balances captured in footnote 2.
[2] Reflected as balance growth above the 3Q 2021 legacy baseline of $111 million; the baseline balances are reflected in Core Commercial above.

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5 Growing & Expanding Deposit Capabilities

Our initiatives are designed to grow sustainable core deposits over time…and are already having an impact

Relationship-Focused Deposit Initiatives

- Our Commercial initiatives have driven a 33% increase in RMs and a renewed focus on deepening new and existing relationships
- We launched our new Associated Bank Digital platform in September 2022
- We launched a new digital account opening platform for consumers in October 2022
- Our Mass Affluent initiative is on track for launch by year end 2022

Improved Deposit and Funding Profile

NIB Demand Deposit Growth
6/30/22 to 9/30/22

ASB	Peer Median[1]
+1.7%	(2.6)%

Total Deposit Growth
6/30/22 to 9/30/22

ASB	Peer Median[1]
+2.2%	+0.5%

Cumulative IB Deposit Beta[2]
4Q21 to 3Q22

ASB	Peer Median[1]
~20%	~19%

Wholesale + Network / Total Funding
ASB Only



30%
15%
3Q 2016
3Q 2022

[1] Peer financial data as of September 30, 2022 sourced from company filings. Peer group reflects 2022 proxy peer group.
[2] Beta calculated as change in quarterly average yield from 4Q 2021 to 3Q 2022 vs. change in average Fed Effective Rate. Fed data derived from St. Louis FRED database.

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2022 Full-Year Outlook

Management Guidance (no changes from 10/20/2022)

Balance Sheet Management[1]	▪ Total commercial[2] loan growth of ~\$1.7B ▪ Target investments/total assets ratio of ~18% ▪ We expect to maintain wholesale funding of ~15% of total funding
Net Interest Income & Noninterest Income	▪ Net interest income (GAAP) of \$935M+ – Assumes a 50bp Fed Funds increase in December; interest-bearing deposit betas of 30% to 40% for this rate cycle; and benefits of additional loan growth ▪ Total net interest income & noninterest income of \$1.225B+
Expense Management	▪ Noninterest expense of \$740M to \$750M ▪ Effective tax rate of ~21%
Capital Targets	▪ Target TCE ratio range of 7.00% to 7.25% ▪ Target CET1 ratio range of 9.25% to 9.75%

[1] Growth to end of period as compared to 12/31/2021.
[2] Includes asset-based lending & equipment finance.

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11 Building on our Strong Foundation Our growth focused, digital forward plan has already added to the bottom line and is proving to be sustainable Improved Core Funding Profile Diversified & De-Risked Loan Portfolio Investing in Digital Transformation Growing & Expanding Lending Capabilities Growing & Expanding Deposit Capabilities 1 2 3 4 5 Expanding Operating Leverage Driving Higher Returns Mid-Teens ROATCE

Appendix

13 EoP Loan Change (6/30/2022 to 9/30/2022) Total average loans grew by 7% vs. the prior quarter, while total period end loans grew by 5% 3Q 2022 Loan Trends $(63) $(8) $5 $6 $7 $16 $60 $118 $119 $209 $269 $274 $312 Mortgage Warehouse Home Equity and Other Cons. CRE Investor Power & Utilities General Commercial REIT ($ in millions) PPP Credit Cards CRE Construction Auto Finance Commercial & Business Lending Commercial Real Estate Consumer Lending PPP ABL + Equipment All Other Specialized Residential Mortgage $0.9 $1.0 $1.2 $1.6 $1.9 $7.8 $7.8 $7.7 $7.9 $8.2 $6.2 $6.1 $6.2 $6.4 $6.8 $8.7 $8.8 $9.0 $9.6 $10.2 $0.3 $0.1 $0.0 $0.0 $0.0 $23.9 $23.8 $24.1 $25.4 $27.1 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer PPP Average Quarterly Loans

14 Average Yields (%) Poised for Further Margin Expansion 2.91 2.88 3.36 4.62 2.44 2.44 2.97 4.28 2.84 2.89 2.97 3.12 1.76 1.96 2.29 2.42 0.27 0.26 0.36 0.81 0.07 0.07 0.16 0.50 4Q 2021 1Q 2022 2Q 2022 3Q 2022 ASB’s structurally asset sensitive balance sheet continues to benefit from the rising rate environment Total Residential Mortgage Loans Commercial and Business Lending Loans (ex. PPP) Commercial Real Estate Loans Total Interest-Bearing Liabilities Total Interest-Bearing Deposits Investments and Other Average Yield Trends (%) 0.27 0.81 4Q 2021 3Q 2022 2.59 3.72 4Q 2021 3Q 2022 Total Earning Assets Total Interest- Bearing Liabilities +113 bps +54 bps

15 $184 $187 $188 $216 $264 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net Interest Income & Net Interest Margin Trends ($ in millions) NII and NIM continued to grow in 3Q, driven by rising loan yields and controlled deposit costs Quarterly Net Interest Income Quarterly Net Interest Margin 3.13% 2.71% 2.42%2.40%2.38%

16 Well-Positioned for Rising Rates Managing Downside Risk Interest Rate Risk Management While ASB remains well-positioned to benefit from higher rates, we are proactively managing the downside risk Estimated NII Sensitivity Profile Δ in interest rates 2Q 2022 3Q 2022 +200 bps ramp over 12 months 10.8% 9.2% +100 bps ramp over 12 months 5.4% 4.6% -100 bps ramp over 12 months (5.0%) (4.3%) 1 Beta calculated as change in quarterly average yield from 4Q 2021 to 3Q 2022 vs. change in average Fed Effective Rate. Fed data derived from St. Louis FRED database. Already executed $850 million of received fixed swaps in 3Q 2022 1 91% of commercial loans outstanding were floating rate, adjustable rate, re-pricing within one year or maturing within one year as of 9/30/2022 We’ve decreased our reliance on higher-beta network and wholesale funding since the last rate cycle (15% of total funding in 3Q 2022 vs. 30% in 3Q 2016) This higher-beta funding has been replaced by lower-cost, core customer deposits, helping us drive total interest-bearing deposit betas of ~20% YTD1 2 3

Diversified & De-Risked Loan Portfolio[1]

We have built a well-diversified portfolio of high-quality credits over the past decade

Portfolio Summary

- Focused on diversified strategies that target high-quality customers, markets and risk metrics
- Net charge offs of only $7 million since the end of 3Q 2021, reflecting strong portfolio dynamics
- Largest single borrower < 1% of total loans; Top 10 largest borrowers < 4% of total loans

Core Credit Discipline – Consumer Portfolio

	4Q 2021		3Q 2022	
Segment	LTV	WAvg. FICO[2]	LTV	WAvg. FICO[2]
Residential Mortgage	78%	779	78%	781
Home Equity	63%	790	63%	791
Auto Finance	82%	756	80%	765

Diversified Portfolios[3]



IL
23%
MN
10%
WI
28%
Balanced
Geography
Other
Midwest[4]
14%
Other
22%
TX
4%



CRE
25%
C&BL
38%
Balanced
Portfolio
Mix
Consumer
37%

Net Charge Offs / Average Loans[5]



0.22%
2012 - 2022 YTD Average
0.57%
0.09%
0.33%
0.13%
0.41%
0.00%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

[1] All updates as of or for the period ended September 30, 2022 unless otherwise noted.
[2] Residential Mortgage and Home Equity FICOs reflect weighted average portfolio scores. Auto Finance FICOs reflect weighted average inception-to-date origination scores.
[3] Based on outstanding loan balances as of September 30, 2022. Loans by geography excludes Other Consumer portfolio.
[4] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[5] Based on annual averages. 2022 reflects YTD figures.

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18 Investing in Digital Transformation We continue to redirect spend to optimize physical assets and fund customer-centric digital enhancements 202 176 165 26 19 19 20 14 14 6 4 270 237 215 213 248 215 202 2011 2013 2015 2017 2019 2021 2022 ASB BKMU (58) HBAN (32) FNB (9) 1 Branch count at year end. Parenthetical amounts reflect amount at acquisition. 2 Projected pro forma branch count at year end 2022 based on regulatory filings. 3 Projected figures as of December 31, 2022. ▪ In 3Q, we announced the consolidation of 13 additional branches as we proactively look to further optimize our branch network to best serve our customers ▪ We also downsized our mortgage banking operation by ~40 FTE in response to shifting market dynamics ▪ Nonetheless, we expect to grow staff through year end, as we continue to invest in people and technology to drive our strategies forward ▪ Our 2022 expense guidance fully incorporates these branch actions, severance, technology investments and expected net staff additions 5,044 4,336 3,988 ~4,250~250 2011 2015 2021 2022 Net Build 2022 3 3 2 EoP Full Time Employee Trends Branch Count Trends1

19 Total Loans Outstanding Balances as of September 30, 2022 Well-diversified $28 billion loan portfolio ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 9/30/2022 1 % of Total Loans 9/30/2022 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Manufacturing & Wholesale Trade 2,119$ 7.6% Multi-Family 2,296$ 8.3% Utilities 2,108 7.6% Industrial 1,557 5.6% Real Estate (includes REITs) 1,821 6.5% Office/Mixed 1,319 4.7% Mortgage Warehouse 837 3.0% Retail 707 2.5% Finance & Insurance 552 2.0% Single Family Construction 475 1.7% Construction 452 1.6% Hotel/Motel 234 0.8% Retail Trade 444 1.6% Land 72 0.3% Health Care and Social Assistance 422 1.5% Mobile Home Parks 53 0.2% Rental and Leasing Services 310 1.1% Parking Lots and Garages 13 0.0% Transportation and Warehousing 289 1.0% Other 174 0.6% Professional, Scientific, and Tech. Serv. 252 0.9% Total CRE 6,899$ 24.8% Waste Management 157 0.6% Information 95 0.3% Consumer Accommodation and Food Services 90 0.3% Residential Mortgage 8,315$ 29.9% Arts, Entertainment, and Recreation 85 0.3% Auto Finance 1,117 4.0% Financial Investments & Related Activities 82 0.3% Home Equity 613 2.2% Management of Companies & Enterprises 77 0.3% Credit Cards 124 0.4% Mining 37 0.1% Student Loans 85 0.3% Educational Services 30 0.1% Other Consumer 93 0.3% Public Administration 28 0.1% Total Consumer 10,346$ 37.2% Agriculture, Forestry, Fishing and Hunting 1 0.0% Other 283 1.0% Total C&BL 10,572$ 38.0% Total Loans 27,817$ 100.0%

20 Wisconsin 28% Illinois 23% Minnesota 10% Other Midwest 14% Texas 4% Other 22% Manufacturing & Wholesale Trade 20% Real Estate 17% Power & Utilities 20% Mortgage Warehouse 8% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Wind 38% Natural Gas 34% Solar 19% Transmission, Control and Distribution 3% Geothermal 3% Other 3% Wisconsin 24% Illinois 14% Minnesota 7% Texas 5% Other Midwest 11% Other 38% Wisconsin 23% Illinois 14% Minnesota 10% Other Midwest2 23% Texas 7% Other 22% 2 2 Loan Stratification Outstanding Balances as of September 30, 2022 C&BL by Geography $10.6 billion Power & Utilities Lending $2.1 billion C&BL by Industry $10.6 billion Total Loans1 CRE by Geography $6.9 billion Multi-Family 33% Retail 10% Office / Mixed Use 19% Industrial 23% 1-4 Family Construction 7% Hotel / Motel 3% Other 5% CRE by Property Type $6.9 billion

21 2021-2023 Community Commitment Plan Associated is working to address economic development and equity issues in each of our markets $3.37 billion Three-year commitment To support minority communities, low-to-moderate income (LMI) communities and small businesses in our three-state branch footprint of Wisconsin, Illinois and Minnesota $2.4 billion in residential mortgages and $15 million in down payment assistance $8 million in Community Reinvestment Act-qualified grants and/or in-kind donations 14,000 hours of Community Reinvestment Act-qualified volunteer time $350 million in loans to support small businesses $600 million in community development loans and investments to support affordable housing development and small business growth Continued collaboration with community advisors to address the needs of underserved markets

22 Environmental, Social and Governance Highlights1 Associated’s Environmental, Social and Governance Report was released in March 2022 Nearly $2.2 billion in credit commitments to support wind, solar, battery and hydroelectric projects since 2011 Over 36% of our Board is diverse in terms of ethnicity or gender 17% reduction in energy consumption2 and approximately 6.0M kwh2 of annual electricity savings through our LED retrofit program 85% of employees participated in our annual colleague engagement survey and 43% of employees participated in one or more of our seven Colleague Resource Groups $3.1 million in grants to support CRA programming at various nonprofit organizations 1 All updates as of or for the year ended December 31, 2021 unless otherwise noted. 2 Over the last six years with 2021 being annualized. 3 The Human Rights Campaign Foundation is the educational arm of the Human Rights Campaign (HRC), America's largest civil rights organization working to achieve equality for lesbian, gay, bisexual, transgender and queer (LGBTQ+) people. 4 The highest recognition given by the U.S. Government to employers for their outstanding support of employees serving in the Guard and Reserve. 42,000 volunteer hours logged, with a value of $1.2 million $1.2 billion in loans to support low- to moderate-income (LMI) and minority homeownership Best Place to Work for LGBTQ+ Equality3 2022 | Corporate Equality Index Secretary of Defense Employer Support Freedom Award4 2021 | Employer Support of the Guard & Reserve Over 75% of customers elect to receive statement information electronically